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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Prospect Street® High Income Portfolio Inc.

(Name of Registrant as Specified In Its Charter)

Prospect Street® Income Shares Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

PROSPECT STREET® INCOME SHARES INC.
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

April 7, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Prospect Street® High Income Portfolio Inc. (“PHY”) and Prospect Street® Income Shares Inc. (“CNN” and together with PHY, the “Funds”) to be held at the Hilton Suites, DFW Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 21, 2004, at 9:00 a.m. Since the proposals are similar for each Fund, we have combined the Funds’ proxy statements to save on fund expenses. In addition to voting on the relevant proposal described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on your Fund and to discuss other matters of interest to you as a stockholder.

      We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

Sincerely,

/s/ JAMES D. DONDERO

James D. Dondero
President

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

PROSPECT STREET® INCOME SHARES INC.
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

Notice of Annual Meeting of Stockholders

To be Held on May 21, 2004

       The Annual Meeting of Stockholders (the “Annual Meeting”) of each of Prospect Street High Income Portfolio Inc. (“PHY”) and Prospect Street Income Shares Inc. (“CNN” and together with PHY, the “Funds”), each a Maryland corporation, will be held at the Hilton Suites, DFW Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 21, 2004, at 9:00 a.m., for the following purposes:

      Proposal 1A (PHY Only):

To elect R. Joseph Dougherty as a Class I Director of PHY, to serve for a three-year term expiring at the 2007 annual meeting and until his successor is duly elected and qualified;

      Proposal 1B (CNN Only):

To elect R. Joseph Dougherty as a Class I Director of CNN, to serve for a one-year term expiring at the 2005 annual meeting and until his successor is duly elected and qualified, and to elect Bryan A. Ward and James F. Leary as Class III Directors of CNN, each to serve for a three-year term expiring at the 2007 annual meeting and until his successor is duly elected and qualified; and

      For Each Fund:

To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      The close of business on March 19, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

      Your vote is important regardless of the size of your holdings in the relevant Fund. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy.

By Order of the Board of Directors

/s/ M. JASON BLACKBURN

M. Jason Blackburn
Secretary

April 7, 2004

Dallas, Texas

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

PROSPECT STREET® INCOME SHARES INC.
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

COMBINED PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
May 21, 2004

       This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of Prospect Street High Income Portfolio Inc. (“PHY”) and Prospect Street Income Shares Inc. (“CNN” and together with PHY, the “Funds”), each a Maryland corporation, for use at each Fund’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Hilton Suites, DFW Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 21, 2004, at 9:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated April 7, 2004. Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

      This Combined Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and forms of proxy were sent to stockholders on or about April 7, 2004. Each Board of Directors has fixed the close of business on March 19, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 28,549,443 shares of PHY’s Common Stock and 1,600 shares of PHY’s Auction Rate Cumulative Preferred Shares (for each of PHY and CNN, the “Preferred Shares”) were issued and outstanding. As of the Record Date, 9,798,729 shares of CNN’s Common Stock and 1,200 shares of CNN’s Preferred Shares were issued and outstanding. Stockholders of a Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

      If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Boards of Directors do not know of any matter to be considered at the Annual Meeting other than the election of Directors referred to in this Combined Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Fund Secretary or by returning a later-dated proxy before the Annual Meeting.

      The presence in person or by proxy of stockholders of a Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum (“Quorum”) for that Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual

Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Annual Meeting in person or by proxy.

      Shares represented by properly executed proxies with respect to which a vote is withheld or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote “for” or “against” a proposal.

      In addition to soliciting proxies by mail, the employees of the Funds’ investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Combined Proxy Statement and its enclosures will be paid by the Funds.

THE INVESTMENT ADVISER

      Highland Capital Management, L.P. (the “Adviser”), with its principal office at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, serves as the investment adviser to each Fund.

VOTING FOR DIRECTORS

      In elections of a Fund’s Directors, the holders of any outstanding Preferred Shares, as a separate class, will vote to elect two Directors, the holders of the Common Stock, as a separate class, will vote to elect two Directors and the holders of the Preferred Shares and the Common Stock, voting together as a single class, will elect the remaining Directors of the Fund. The Boards for PHY and CNN have each designated Timothy K. Hui and Bryan A. Ward as the Directors to be elected by holders of the Preferred Shares; Scott F. Kavanaugh and James F. Leary as the Directors to be elected by holders of the Common Stock; and James D. Dondero as the Director to be elected by holders of the Preferred Shares and Common Stock. If R. Joseph Dougherty is elected at this Annual Meeting as a Director of one or both of the Funds, Mr. Dondero will resign and Mr. Dougherty will be the Director designated by the Board as the Director to be elected by holders of the Preferred Shares and Common Stock.

      In addition, during any period in which a Fund has not paid dividends on the Preferred Shares in an amount equal to two full years’ dividends (“Voting Period”), the holders of Preferred Shares, voting as a separate class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares. If the Fund has not so paid dividends, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The additional Directors elected by the holders of the Preferred Shares, together with the incumbent Directors, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

PROPOSAL 1A

ELECTION OF DIRECTORS: PHY ONLY

      The holders of PHY’s Common Stock and Preferred Shares are being asked to elect R. Joseph Dougherty as a Class I Director of PHY, to serve for a three-year term until the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Dougherty is currently serving as Senior Vice President of PHY and has agreed to serve as a Director if elected. If Mr. Dougherty is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

      The Board of Directors of PHY is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. Mr. James D. Dondero is currently the Class I Director, and Mr. R. Joseph Dougherty would be the Class I Director if elected at the Annual Meeting. Messrs. Hui and Kavanaugh are Class II Directors and were each re-elected to serve a three-year term at PHY’s 2002 Annual Meeting of Stockholders held on March 15, 2002. Messrs. Leary and Ward are Class III Directors and were each re-elected to serve a three-year term at PHY’s 2003 Annual Meeting of Stockholders held on May 16, 2003.

PROPOSAL 1B

ELECTION OF DIRECTORS: CNN ONLY

      The holders of CNN’s Common Stock and Preferred Shares are being asked to elect R. Joseph Dougherty as a Class I Director of CNN, to serve for a one-year term until the 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Dougherty is currently serving as Senior Vice President of CNN and has agreed to serve as a Director if elected. In addition, the holders of CNN’s Common Stock are being asked to elect James F. Leary as a Class III Director of CNN, and the holders of CNN’s Preferred Shares are being asked to elect Bryan A. Ward as a Class III Director of CNN, each to serve for a three-year term until the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Messrs. Leary and Ward are currently serving as Class III Directors of CNN, and each has agreed to continue to serve as a Director if elected. If either Mr. Dougherty, Mr. Leary or Mr. Ward is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

      The Board of Directors of CNN is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. Mr. James D. Dondero is currently the Class I Director, and Mr. R. Joseph Dougherty would be the Class I Director if elected at the Annual Meeting. Messrs. Hui and Kavanaugh are Class II Directors and were each re-elected to serve a three-year term at CNN’s 2003 Annual Meeting of Stockholders held on May 16, 2003. Messrs. Leary and Ward are currently Class III Directors and will continue to serve as Class III Directors if elected at the Annual Meeting.

* * *

Information about Nominees for Director and Continuing Directors for each Fund

      Set forth below is the name and certain biographical and other information for each nominee for Director and for each continuing Director, as reported to the Funds by each nominee for Director and each continuing Director:

Class I — Nominee for Director for PHY with Term Expiring in 2007 and Nominee for Director for CNN with Term Expiring in 2005 (Interested Director)*

Name (Age) Address	Principal Occupation(s)
Position with the Fund (Since)	During the Past Five Years	Other Directorships Held*

R. Joseph Dougherty (33) (Preferred Shares and Common Stock Designee) 13455 Noel Road, Suite 1300 Dallas, Texas 75240 Senior Vice President of each Fund (PHY-January 2000; CNN- July 2001)	Portfolio Manager of the Adviser. Prior to 2000, he was a Portfolio Analyst for the Adviser.	None

*	Mr. Dougherty is deemed to be an “interested person” of each Fund under the 1940 Act because of his position with the Adviser.

Class III — Nominees for Directors for CNN with Terms Expiring in 2007 and Continuing Directors for PHY with Terms Expiring in 2006 (Non-Interested Directors)

Name (Age) Address	Principal Occupation(s)
Position with the Fund (Since)	During the Past Five Years	Other Directorships Held*

James F. Leary (73) (Common Stock Designee) 15851 N. Dallas Parkway Suite 500 Addison, Texas 75001 Director (PHY- January 2000; CNN- July 2001)	Since January 1999, a Managing Director of Benefit Capital Southwest, Inc., a financial consulting firm.	Board member of Capstone Asset Management Group of Mutual Funds (a family of mutual funds consisting of nine investment portfolios).
Bryan A. Ward (49) (Preferred Shares Designee) 901 Main Street Dallas, Texas 75202 Director (November 2001)	Since January 2002, Senior Manager of Accenture, LLP. From September 1998 to December 2001, he was Special Projects Advisor, Contractor, Information Technology consultant to Accenture, LLP.	None

Class II — Continuing Directors for PHY with Terms Expiring in 2005 and Continuing Directors for CNN with Terms Expiring in 2006 (Non-Interested Directors)

Name (Age) Address	Principal Occupation(s)
Position with the Fund (Since)	During the Past Five Years	Other Directorships Held*

Timothy K. Hui (55) (Preferred Shares Designee) 48 Willow Greene Drive Churchville, Pennsylvania 18966 Director (PHY-January 2000; CNN-July 2001)	Assistant Provost for and, since September 1998, Director of Learning Resources of the Philadelphia Biblical University. Previously, Mr. Hui was in private practice as an attorney serving as the managing partner of the law firm of Hui & Malik L.L.P.	None
Scott F. Kavanaugh (43) (Common Stock Designee) 9 Old Ranch Rd Laguna Niguel, CA 92677 Director (PHY-January 2000; CNN-July 2001)	Since March 2003, a Sales Representative at Round Hill Securities. From February 2003 to July 2003, an Executive at Provident Funding Mortgage Corporation. From January 2000 to February 2003 he was Executive Vice President, Director and Treasurer of Commercial Capital Bank. He was the Managing Principal and Chief Operating Officer of Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, an investment banking firm, from April 1998 to February 2003.	None

Class I — Current Director of PHY and CNN who will resign if Mr. Dougherty is elected at the Annual Meeting.*

Name (Age) Address	Principal Occupation(s)
Position with the Fund (Since)	During the Past Five Years	Other Directorships Held*

James D. Dondero (41) (Preferred Shares and Common Stock Designee) President and Chairman of the Board of Directors of each Fund (PHY-January 2000; CNN-July 2001)	President and Managing Partner of the Adviser	Board member of Neighborcare Inc., American Banknote Corporation, Audio Visual Services Corporation, Motient Corporation

*	Mr. Dondero is deemed to be an “interested person” of each Fund under the 1940 Act because of his position with the Adviser.

      In addition to Mr. Dougherty, the Funds’ other executive officers are James D. Dondero, Mark K. Okada and M. Jason Blackburn. Set forth below is the name and certain biographical and other information for Messrs. Dondero, Okada and Blackburn as reported by them to the Funds.

Name (Age) Address	Principal Occupation(s)
Position with the Fund (Since)	During the Past Five Years	Other Directorships Held*

James D. Dondero (41)	President and Chairman of the Board of Directors of PHY since January 2000 and CNN since July 2001.	President and Managing Partner of the Adviser.
Mark K. Okada (43)	Executive Vice President of PHY since January 2000 and CNN since July 2001.	Chief Investment Officer of the Adviser.
M. Jason Blackburn (27)	Secretary and Treasurer of each Fund since March 2003.	Compliance Officer and Assistant Controller of the Adviser. From September 1999 to October 2001, he was an accountant for KPMG LLP. Previously, he attended the University of Texas at Austin.

      The address of Messrs. Dondero, Okada and Blackburn is 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

Beneficial Ownership of Shares of PHY and CNN

      Set forth in the table below is the dollar range of Common Stock of PHY and CNN and the aggregate range of Common Stock of PHY and CNN beneficially owned by each Director or nominee.

	Dollar Range of Common	Dollar Range of Common	Aggregate Dollar Range of Common
Director	Stock of PHY*	Stock of CNN*	Stock of PHY and CNN

R. Joseph Dougherty**	$50,001 - $100,000	$50,001 - $100,000	Over $100,000
Timothy K. Hui	$1 - $10,000	$1 - $10,000	$1 - $10,000
Scott F. Kavanaugh	$10,001 - $50,000	-0-	$10,001 - $50,000
James F. Leary	$1 - $10,000	-0-	$1 - $10,000
Bryan A. Ward	$1 - $10,000	$1 - $10,000	$1 - $10,000
James D. Dondero***	Over $100,000	Over $100,000	Over $100,000

*	Valued as of March 19, 2004. Except as otherwise indicated, each person has sole voting and investment power.

**	Nominee for Director as an “Interested Director.”

***	Will resign if Mr. Dougherty is elected.

      As of March 19, 2004, Directors and officers of each Fund, as a group, owned 1.62% of PHY’s outstanding Common Stock and 1.89% of CNN’s outstanding Common Stock and did not own any Preferred Shares of either Fund.

      During the fiscal year ended October 31, 2003 for PHY and December 31, 2003 for CNN, the Directors of each Fund, identified in the table set forth in “Remuneration of Directors and Executive Officers” below, met ten and six times, respectively. During that year, these Directors (other than

Mr. Dondero, who attended fewer than 75% of all meetings) attended at least 75% of the meetings of the Board. Although the Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders, all of the five Directors attended last year’s Annual Meeting of Stockholders.

      The Board of Directors of each Fund has three committees, the Audit Committee, the Nominating Committee and the Litigation Committee, each of which is currently comprised of all of the Non-Interested Directors of the Board, who are “independent” as defined by the New York Stock Exchange. Pursuant to the Audit Committee Charter adopted by each Fund’s Board, the function of the Audit Committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. The Audit Committee for PHY met six times in fiscal 2003, and each Audit Committee member attended all of the meetings. The Audit Committee for CNN met two times in fiscal 2003, and each Audit Committee member attended all of the meetings. The Audit Committee Charter is attached as Appendix A to this Proxy Statement.

      Each Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. A copy of the Funds’ Nominating Committee Charter and Procedures is attached as Exhibit B to this proxy statement (the “Nominating Committee Charter”). In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, Two Galleria Tower, 13455 Noel Road, Dallas, Texas 75240, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee did not meet in fiscal 2003 for PHY or CNN.

      The Litigation Committee’s function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee met six times in fiscal 2003 for PHY and did not meet in fiscal 2003 for CNN, and each Litigation Committee member attended all of the meetings.

Remuneration of Directors and Executive Officers

      The executive officers of the Funds and Interested Directors receive no direct remuneration from the Funds. Non-Interested Directors of each Fund are compensated at the rate of $10,000 annually, plus $2,000 per Directors’ meeting attended in person or $1,000 per Directors’ meeting attended by telephone. In addition, the members of each Fund’s Audit Committee receive $1,000 for each Audit Committee meeting attended. In 2003 Non-Interested Directors of CNN did not receive fees for meeting attendance. Directors are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

      The following table summarizes the compensation paid by each Fund to its Directors and the aggregate compensation paid by both Funds to the Directors during the year ended December 31, 2003.

			Aggregate Compensation from
Director	Compensation from PHY	Compensation from CNN	PHY and CNN

R. Joseph Dougherty*	N/A	N/A	N/A
Timothy K. Hui	$29,000	$10,000	$39,000
Scott F. Kavanaugh	$28,000	$10,000	$38,000
James F. Leary	$28,000	$10,000	$38,000
Bryan A. Ward	$27,000	$10,000	$37,000
James D. Dondero**	$0	$0	$0

*	Nominee for Director as an “Interested Director.”

**	Will resign if Mr. Dougherty is elected.

Share Ownership and Certain Beneficial Owners

      To each Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or Preferred Shares of each Fund as of the Record Date, other than Cede & Co., which held of record 74.68% of the outstanding shares of Common Stock of CNN and 100% of the outstanding Preferred Shares of CNN, and 93.96% of the outstanding shares of Common Stock of PHY and 100% of the outstanding Preferred Shares of PHY. The Adviser beneficially owned 319,575 shares of Common Stock, or 2.53% of the outstanding shares of Common Stock of PHY as of the Record Date.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      To each Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), during the fiscal year ended October 31, 2003 for PHY and during the fiscal year ended December 31, 2003 for CNN, except that Mr. Leary purchased in one transaction 100 shares of Common Stock of PHY that was not reported on a timely basis in a Form 4 filing. Mr. Leary’s purchase subsequently was reported on the appropriate form. In making this disclosure, each Fund has relied solely on written representations of its current Directors, officers and more than 10% holders and on copies of reports that have been filed with the Securities and Exchange Commission.

Required Vote

      The election of Mr. Dougherty as a Class I Director of each of PHY and CNN requires the affirmative vote of the holders of a majority of the Common Stock and Preferred Shares of PHY and CNN, respectively, voting together as a single class, represented in person or by proxy at the Annual Meeting and entitled to vote. For Class III Directors of CNN, the election requires the affirmative vote of the holders of a majority of the Common Stock, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Leary, and the holders of a majority of the Preferred Shares, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Ward.

      The Board of Directors of each fund, including all of the non-interested directors, unanimously recommends that stockholders vote “FOR” each nominee as director.

SELECTION OF INDEPENDENT AUDITORS

      At meetings held on December 5, 2003 (for PHY) and February 20, 2004 (for CNN), each Fund’s Audit Committee approved and each Fund’s Board, including a majority of Non-Interested Directors, ratified the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as the Fund’s independent auditors for the fiscal year ending October 31, 2004 for PHY and December 31, 2004 for CNN. A representative of Deloitte & Touche will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing each Fund’s audited financial statements for the fiscal year ended October 31, 2003 for PHY and December 31, 2003 for CNN, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to stockholders. A copy of the Committees’ report follows.

      On September 5, 2003, PHY replaced Ernst & Young LLP (“Ernst & Young”) as its independent auditors with Deloitte & Touche as its new independent auditors. The reports of Ernst & Young on PHY’s financial statements for the fiscal years ended October 31, 2001 and October 31, 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended October 31, 2001 and October 31, 2002 and through September 5, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their report on the financial statements for the relevant year or period, and there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act. The decision to change PHY’s independent auditors was approved by PHY’s Audit Committee and ratified by PHY’s Board of Directors, who subsequently accepted the resignation of Ernst & Young as PHY’s independent auditors.

      PHY, by action of its Board of Directors, engaged Deloitte & Touche as the independent auditors for purposes of auditing PHY’s financial statements for the fiscal year ending October 31, 2003. During the fiscal years ended October 31, 2001 and October 31, 2002 and through September 5, 2003, neither PHY, nor anyone on PHY’s behalf has consulted Deloitte & Touche on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on PHY’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Independent Auditor Fees and Services

      The following chart reflects fees to Deloitte & Touche and E&Y, as applicable, in each Fund’s last two fiscal years. On and after May 6, 2003, 100% of all services provided by Deloitte & Touche were pre-approved as required. Deloitte & Touche did not provide any services during the Funds’ last two fiscal years to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the relevant Fund (“Service Affiliates”). In PHY’s 2002 fiscal year, E&Y provided service to the Adviser, a Service Affiliate, and the fees are listed below. These services were not pre-approved because the pre-approval requirement was not effective prior to May 6, 2003.

	PHY(1)(3)(4)	Service Affiliates	CNN(2)(3)(4)

Audit Fees	$30,000/$29,000	$89,250	$32,000/$32,000
Audit-Related Fees	None	None	None
Tax Fees	$4,000/$4,600	$22,071	$4,000/$4,000
All Other Fees	$35,000/$26,200	$34,350	$23,200/$24,390
Aggregate Non-Audit Fees	$39,000/$30,800	$56,421	$27,200/$28,390

(1)	Fiscal years ended October 31, 2002/ October 31, 2003.

(2)	Fiscal years ended December 31, 2002/ December 31, 2003.

(3)	Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

(4)	These services consisted of agreed-upon procedures related to compliance with rating agency guidelines for the Preferred Shares and review of registration statement filings on Form N-2.

REPORT OF THE AUDIT COMMITTEES

      The Audit Committees oversee each Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, each Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      Each Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the matters in the written disclosures required by the Independence Standards Board.

      Each Committee discussed with the Fund’s independent auditors the overall scope and plans for the audits. Each Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Committees recommended to the Boards of Directors (and the Boards approved) that the audited financial statements be included in the Annual Report to Stockholders for each Fund for the year ended October 31, 2003 for PHY and

December 31, 2003 for CNN. The Committees and the Boards have also approved the selection of each Fund’s independent auditors.

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member

ANNUAL REPORT

      Copies of PHY’s Annual Report for the Fiscal Year Ended October 31, 2003 and CNN’s Annual Report for the Fiscal Year Ended December 31, 2003 are available upon request, without charge, by writing to the respective fund at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, or by calling 1-877-532-2834.

OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

      Any proposals of stockholders that are intended to be presented at the Funds’ 2005 Annual Meeting of Stockholders must be received at the Funds’ principal executive office no later than December 10, 2004 and must comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. The date after which notice of a shareholder proposal submitted is considered untimely and persons holding proxies will have discretionary voting authority over such proposals, except as otherwise provided under applicable law, is April 1, 2005.

      Stockholders of a Fund who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, Two Galleria Tower, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

By Order of the Board of Directors

/s/ JAMES D. DONDERO

James D. Dondero
President

Dallas, Texas

April 7, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

Prospect Street® High Income Portfolio Inc.

and
Prospect Street® Income Shares Inc.
(each a “Fund”)

      1. Audit Committee Membership and Qualifications:

(a) The Audit Committee shall consist of at least three members appointed by the Fund’s Board of Directors (the “Board”). The Board may replace members of the Audit Committee for any reason.

(b) No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member must otherwise be “independent” under the rules of the New York Stock Exchange, Inc. (the “NYSE”) and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (the “2002 Act”).

(c) Each member of the Audit Committee must be “financially literate” (or shall become so within a reasonable time after appointment to the Audit Committee), and one member must have “accounting or related financial management expertise,” as determined by the Fund’s Board in its business judgment.

(d) The Board also must annually determine whether one or more members of the Audit Committee is an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented by the Securities and Exchange Commission (the “SEC”) under Section 407 of the 2002 Act, and whether such ACFE is “independent.” For purposes of this finding only, in order to be considered “independent,” any such ACFE may not, other than in his capacity as a member of the Audit Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise. Notwithstanding any designation as an ACFE, each member of the Audit Committee is expected to contribute significantly to the work of the Audit Committee. Designation as an ACFE will not increase the duties, obligations or liability of the designee beyond the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee of the Board.

2.	The purposes of the Audit Committee are to:

(a) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements;

(b) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the independent auditors; and

(c) prepare an Audit Committee report as required by the Securities and Exchange Commission to be included in the Fund’s annual proxy statement.

3.	Role and Responsibilities of the Audit Committee:

(a) The function of the Audit Committee is oversight; it is Fund management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits consistent with applicable legal and professional standards and the terms of their engagement letter.

(b) Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

(c) Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

      4. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b) to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) (to assess the independent auditors’ independence) all relationships between the independent auditors and the Fund; and to evaluate the independent auditors’ qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board;

(c) to meet with the Fund’s independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were “passed” as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of report the independent auditors propose to render to the Board and Fund shareholders;

(d) to review (i) major issues regarding accounting principals and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund;

(e) to (i) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund and (ii) to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services;

(f) to consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors;

(g) to discuss: (i) the annual audited financial statements with management and the independent auditors, including management’s discussion of Fund performance; (ii) semi-annual financial statements and any quarterly financial statements; and (iii) the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

(h) to set clear hiring policies for employees or former employees of the independent auditors;

(i) to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund’s investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(j) to periodically meet separately with the Fund’s management and with the independent auditors;

(k) to discuss policies with respect to risk assessment and risk management, including guidelines and policies governing the process by which senior management of the Fund assesses and manages the Fund’s exposure to risk and to discuss the Fund’s major financial risk exposures and assess the steps management has taken to monitor and control such exposures;

(l) to review with the Fund’s principal executive officer and/or principal financial officer any reports received in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

(m) to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee’s conclusions with respect to 4(b) above), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(n) to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and

(o) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

      5. The Audit Committee shall meet on a regular basis (typically, twice annually) and is empowered to hold special meetings, as circumstances require. The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by applicable law and the Fund’s by-laws.

      6. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

      7. The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

      8. The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund’s investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

      9. With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund shall provide the NYSE written confirmation regarding:

(a) any determination that the Board has made regarding the independence of directors pursuant to the NYSE rules or applicable law;

(b) the financial literacy of the Audit Committee members;

(c) the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and

(d) the annual review and reassessment of the adequacy of this Charter.

February 20, 2004

APPENDIX B

NOMINATING COMMITTEE CHARTER AND PROCEDURES

Prospect Street® High Income Portfolio Inc.
and
Prospect Street® Income Shares Inc.
(each, a “Fund”)

ORGANIZATION

      The Nominating Committee (the “Committee”) of the Fund shall be composed solely of Directors (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

      The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

      In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by stockholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its stockholders.

      While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 13455 Noel Road,

B-1

Suite 1300, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

      After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

      The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted: February 20, 2004

B-2

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

COMMON STOCK

Mark box at right if an address or comment has been noted on the reverse side of this card.  ☐

CONTROL NUMBER:

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here

☒     PLEASE MARK VOTES AS IN THIS EXAMPLE

1A.	With respect to the proposal to elect Mr. R. Joseph Dougherty as a Class I Director:

For     ☐          Withhold Authority     ☐

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES:

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

Annual Meeting of Stockholders — May 21, 2004

Common Stock Proxy Solicited on Behalf of Board of Directors

The undersigned holder of shares of Common Stock of Prospect Street® High Income Portfolio Inc., a Maryland corporation (“PHY”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at the Hilton Suites, DFW Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 21, 2004, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      THIS PROXY IS SOLICITED BY PHY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Has your address changed?	Do you have any comments?

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

PREFERRED SHARES

Mark box at right if an address or comment has been noted on the reverse side of this card.  ☐

CONTROL NUMBER:

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here

☒     PLEASE MARK VOTES AS IN THIS EXAMPLE

1A.	With respect to the proposal to elect Mr. R. Joseph Dougherty as a Class I Director:

For     ☐          Withhold Authority     ☐

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES:

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

Annual Meeting of Stockholders — May 21, 2004

Preferred Shares Proxy Solicited on Behalf of Board of Directors

The undersigned holder of shares of Preferred Shares of Prospect Street® High Income Portfolio Inc., a Maryland corporation (“PHY”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at the Hilton Suites, DFW Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 21, 2004, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all Preferred Shares of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      THIS PROXY IS SOLICITED BY PHY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Has your address changed?	Do you have any comments?

PROSPECT STREET® INCOME SHARES INC.

COMMON STOCK

Mark box at right if an address or comment has been noted on the reverse side of this card.  ☐

CONTROL NUMBER:

Please be sure to sign and date this Proxy	Date:

Stockholder sign here	Co-owner sign here

☒     PLEASE MARK VOTES AS IN THIS EXAMPLE

1B.	With respect to the proposal to elect Mr. R. Joseph Dougherty as a Class I Director:

For     ☐          Withhold Authority     ☐

With respect to the proposal to elect Mr. James F. Leary as a Class III Director:

For     ☐          Withhold Authority     ☐

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES:

PROSPECT STREET® INCOME SHARES INC.

Annual Meeting of Stockholders — May 21, 2004

Common Stock Proxy Solicited on Behalf of Board of Directors

The undersigned holder of shares of Common Stock of Prospect Street® Income Shares Inc., a Maryland corporation (“CNN”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at the Hilton Suites, DFW Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 21, 2004, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      THIS PROXY IS SOLICITED BY CNN’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Has your address changed?	Do you have any comments?

PROSPECT STREET® INCOME SHARES INC.

PREFERRED SHARES

Mark box at right if an address or comment has been noted on the reverse side of this card  ☐

CONTROL NUMBER:

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here

☒     PLEASE MARK VOTES AS IN THIS EXAMPLE

1B.	With respect to the proposal to elect Mr. R. Joseph Dougherty as a Class I Director:

      For     ☐          Withhold Authority     ☐

      With respect to the proposal to elect Mr. Bryan A. Ward as a Class III Director:

      For     ☐          Withhold Authority     ☐

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES:

PROSPECT STREET® INCOME SHARES INC.

Annual Meeting of Stockholders — May 21, 2004

Preferred Shares Proxy Solicited on Behalf of Board of Directors

The undersigned holder of shares of Preferred Shares of Prospect Street® Income Shares Inc., a Maryland corporation (“CNN”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at the Hilton Suites, DFW Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 21, 2004, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all Preferred Shares of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      THIS PROXY IS SOLICITED BY CNN’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Has your address changed?	Do you have any comments?